Supplement dated January 23, 2023

to the Prospectus dated December 23, 2022 for

Protective Investors Benefit Advisory VUL

Policies Issued by

Protective Life Insurance Company

Protective Variable Life Separate Account

This Supplement amends certain information contained in the above referenced variable product Prospectus and Initial Summary Prospectus. Please read this Supplement carefully and retain it for future reference.

Effective January 23, 2023, your “Ongoing Fees and Expenses (annual charges)” table is replaced with the following:

Annual Fee	Minimum	Maximum
Fund Options (Fund Fees and expenses) (1)	0.03%	0.89%

(1) As a percentage of Fund assets.

For additional information about ongoing fees and expenses, see “Charges and Deductions” in your prospectus.

Effective January 23, 2023, your “Annual Fund Expenses” table is replaced with the following:

Annual Fund Expenses

	Minimum		Maximum
Total Annual Fund Expenses	0.03%	–	0.89% (1)
(expenses that are deducted from Fund assets, including management fees, distribution and/or service 12b-1 fees, and other expenses)

(1) The range of Annual Fund Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund’s expenses.

Effective January 23, 2023, your current fund appendix is replaced with the following:

FUND APPENDIX

FUNDS AVAILABLE UNDER THE POLICY

The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.protective.com/ eprospectus. You can also request this information at no cost by calling 1-800-265-1545 or by sending an email request to prospectus@protective.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if

FUND-1

these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Allocation	American Funds IS® Asset Allocation 1	0.30%	15.40%	11.99%	11.60%
International Equity	American Funds IS® Global Growth 1(1)	0.42%	16.72%	20.00%	15.95%
U.S. Equity	American Funds IS® Growth-Income 1	0.29%	24.42%	16.68%	15.70%
International Equity	American Funds IS® New World 1(1)	0.57%	5.16%	13.53%	8.94%
Allocation	BlackRock Global Allocation V.I. I - BlackRock (Singapore) Limited(1)	0.75%	6.67%	9.95%	7.94%
Allocation	DFA VA Global Moderate Allocation Institutional(1)	0.35%	14.20%	9.87%	—
International Equity	DFA VA International Small Portfolio - Dimensional Fund Advisors Ltd; DFA Australia Limited	0.40%	14.56%	10.12%	10.04%
International Equity	DFA VA International Value Portfolio - Dimensional Fund Advisors Ltd; DFA Australia Limited	0.28%	18.11%	7.00%	6.52%
Taxable Bond	DFA VA Short-Term Fixed Portfolio - Dimensional Fund Advisors Ltd; DFA Australia Limited	0.12%	-0.19%	1.10%	0.78%
U.S. Equity	DFA VA US Large Value	0.21%	27.04%	10.52%	13.50%
U.S. Equity	DFA VA US Targeted Value	0.29%	39.68%	10.45%	13.60%
Taxable Bond	DFA VIT Inflation-Protected Securities Institutional - Dimensional Fund Advisors Ltd; DFA Australia Limited	0.11%	5.58%	5.44%	—
Allocation	Fidelity® VIP Balanced Initial Class - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.46%	18.26%	14.98%	12.65%
U.S. Equity	Fidelity® VIP Growth Opportunities Initial - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.63%	11.94%	32.09%	22.94%
Taxable Bond	Fidelity® VIP Investment Grade Bond Initial - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.39%	-0.61%	4.33%	3.54%
U.S. Equity	Fidelity® VIP Mid Cap Initial - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.61%	25.60%	13.60%	13.29%
U.S. Equity	ClearBridge Variable Mid Cap I - ClearBridge Investments, LLC	0.82%	28.71%	14.26%	14.33%
U.S. Equity	ClearBridge Variable Small Cap Growth I - ClearBridge Investments, LLC	0.80%	12.61%	21.34%	17.14%
U.S. Equity	Goldman Sachs VIT Core Fixed Income Institutional(1)	0.42%	-2.60%	3.83%	__
U.S. Equity	Goldman Sachs VIT Mid Cap Value Institutional(1)	0.84%	30.95%	13.17%	13.08%
International Equity	Invesco V.I. Global I	0.78%	15.49%	18.18%	14.24%
Money Market	Invesco V.I. US Government Money Portfolio I	0.52%	0.01%	0.73%	0.37%
Sector Equity	Janus Henderson VIT Global Technology & Innovation Institutional	0.73%	18.01%	30.62%	23.28%
Taxable Bond	Lord Abbett Series Bond-Debenture VC	0.89%	3.28%	5.66%	6.33%
Taxable Bond	PIMCO VIT Real Return Institutional	0.52%	5.74%	5.49%	3.21%
Taxable Bond	PIMCO VIT Total Return Institutional	0.50%	-1.12%	4.09%	3.59%
U.S. Equity	Putnam VT Sustainable Leaders IA - Putnam Investments Limited	0.64%	23.87%	22.82%	18.58%
U.S. Equity	Schwab® S&P 500 Index Portfolio	0.03%	28.67%	18.42%	16.39%
Allocation	TOPS® Aggressive Growth ETF 1 - Milliman Financial Risk Management LLC	0.30%	19.66%	12.95%	11.73%

FUND-1

Allocation	TOPS® Conservative ETF 1 - Milliman Financial Risk Management LLC	0.33%	6.74%	6.01%	5.16%
Allocation	TOPS® Growth ETF 1 - Milliman Financial Risk Management LLC	0.30%	16.89%	11.59%	10.41%
Allocation	TOPS® Moderate Growth ETF 1 - Milliman Financial Risk Management LLC	0.30%	13.12%	9.80%	8.78%
Allocation	Vanguard VIF Balanced	0.20%	19.02%	12.32%	11.40%
U.S. Equity	Vanguard VIF Capital Growth	0.34%	21.54%	18.12%	17.35%
Allocation	Vanguard VIF Conservative Allocation	0.13%	5.99%	8.09%	7.16%
U.S. Equity	Vanguard VIF Equity Income	0.30%	25.33%	12.35%	13.06%
U.S. Equity	Vanguard VIF Equity Index	0.14%	28.55%	18.31%	16.39%
U.S. Equity	Vanguard VIF Growth	0.41%	17.86%	24.24%	19.15%
International Equity	Vanguard VIF International	0.38%	-1.54%	20.47%	13.57%
U.S. Equity	Vanguard VIF Mid-Cap Index	0.17%	24.36%	15.72%	14.97%
Sector Equity	Vanguard VIF Real Estate Index	0.26%	40.21%	11.25%	11.43%
Taxable Bond	Vanguard VIF Total Bond Market Index	0.14%	-1.72%	3.50%	2.77%
U.S. Equity	Vanguard VIF Total Stock Market Index	0.13%	25.64%	17.79%	16.13%

(1)	These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual Fund operating expenses for Policy Owners and will continue past the current year.

FUND-1